UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: August 26, 2002
                       (Date of earliest event reported)

                        VERIZON WIRELESS OF THE EAST LP
             (Exact name of registrant as specified in its charter)


          Delaware                       333-82408               48-1262622
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
        Incorporation)                                       Identification No.)


180 Washington Valley Road
Bedminster, NJ                                                      07921
(Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (908) 306-7000

                                 Not applicable
         (Former name or former address, if changed since last report)

Item 2. Acquisition or Disposition of Assets


Pursuant to the Transaction Agreement dated as of December 18, 2001, as amended (the "Agreement"), Cellco Partnership (d/b/a Verizon Wireless) and Price Communications Corp. have combined substantially all the assets of the business operations of Price Communications Wireless, Inc. ("PCW"), a subsidiary of Price Communications Corp., and certain assets of Cellco Partnership, in a transaction valued for the purposes of the transaction at $1.7 billion, including $550 million in net debt. Under the terms of the Agreement, PCW and Cellco Partnership formed a new limited partnership, Verizon Wireless of the East LP (the "Partnership"), which is controlled and managed by Cellco Partnership. The Partnership will provide voice and data services in the acquired markets. In exchange for the business it contributed, PCW received a preferred limited partner interest in the Partnership, which is exchangeable under certain circumstances into common stock of Verizon Wireless Inc. (if an initial public offering of that stock occurs) or into Verizon Communications Inc. common stock on the fourth anniversary of the asset contribution if a qualifying initial public offering of Verizon Wireless Inc. common stock is not completed prior to such anniversary.

The transaction closed on August 15, 2002. At the closing, PCW and two subsidiaries of Cellco Partnership, Verizon Wireless of Georgia LLC and Verizon Wireless Acquisition South LLC, entered into an amended and restated limited partnership agreement relating to the Partnership. Verizon Wireless of Georgia LLC became the managing general partner and Verizon Wireless Acquisition South LLC and PCW became the limited partners of the Partnership.

Also at the closing, in accordance with the Agreement, PCW contributed substantially all of its business assets and approximately $160 million in cash to the Partnership; and Cellco Partnership, through its subsidiaries, contributed to the Partnership Federal Communications Commission ("FCC") licenses to provide broadband Personal Communications Services ("PCS") within the Macon, Georgia Basic Trading Area ("BTA") and a portion of the Atlanta, Georgia BTA, a $500 million 6.14% promissory note receivable, payable on demand, approximately $235 million in cash and its aggregate 85% interest in the Orange County-Poughkeepsie Limited Partnership.

The Partnership assumed certain liabilities of PCW relating to its business, including such liabilities that arose under PCW's $175 million of 11 3/4% Senior Subordinated Notes due 2007 and $525 million of 9 1/8% Senior Secured Notes due 2006. The Partnership obtained a $350 million term loan facility ("credit facility") from Verizon Investments Inc., a wholly-owned subsidiary of Verizon Communications Inc., to be used as funding for the covenant defeasance and redemption of the notes referred to above. The credit facility bears interest at a rate of approximately 8.9% per year. It is guaranteed by PCW and matures four and one-half years after the asset contribution (or six months following the occurrence of certain specified events). At the closing of the asset contribution, the Partnership used approximately $160 million in cash contributed by PCW and approximately $235 million of the cash contributed by Cellco, as well as the $350 million proceeds from the credit facility to effect a covenant defeasance with respect to all of the 11 3/4% Senior Subordinated Notes due 2007 and the 9 1/8% Senior Secured Notes due 2006. These funds were used to redeem such notes on August 16, 2002.

A more complete description of the terms of the acquisition has been previously reported in the Registrant's Registration Statement on Form S-4 filed on May 31, 2002 (File No. 333-82408).

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a) Financial Statements of Businesses Acquired.

Financial statements of the business being acquired from PCW have been previously reported as part of Verizon Wireless of the East LP's and Verizon Communications Inc.'s Form S-4, filed May 31, 2002 (File Nos. 333-82408 and 333-82408-01), and are omitted pursuant to General Instruction B3.

(b) Pro Forma Financial Information.

The (i) pro forma financial information for the businesses being combined in connection with the acquisition has been previously reported as part of Verizon Wireless of the East LP's and Verizon Communications Inc.'s Registration Statement on Form S-4, filed May 31, 2002 (File Nos. 333-82408 and 333-82408-01), and is omitted pursuant to General Instruction B3.


(c) Exhibits.

     2.1 Transaction Agreement dated December 18, 2001 among Price Communications Corporation, Price Communications Cellular Inc., Price Communications Cellular Holdings, Inc., Price Communications Wireless, Inc., Cellco Partnership and Verizon Wireless of the East LP (previously filed as an exhibit to the Registrant's Registration Statement on Form S-4 filed on May 31, 2002 (No. 333-82408 and 333-82408-01) and incorporated by reference herein).

     2.2 Amendment No. 1 to the Transaction Agreement dated April 15, 2002 among Price Communications Corporation, Price Communications Cellular Inc., Price Communications Cellular Holdings, Inc., Price Communications Wireless, Inc. Cellco Partnership and Verizon Wireless of the East LP (previously filed (previously filed as an exhibit to the Registrant's Registration Statement on Form S-4 filed on May 31, 2002 (No. 333-82408 and 333-82408-01) and incorporated by reference herein).

     2.3 Letter Agreement dated July 16, 2002 among Price Communications Corporation, Price Communications Cellular Inc., Price Communications Cellular Holdings, Inc., Price Communications Wireless, Inc. Cellco Partnership and Verizon Wireless of the East LP, amending the Transaction Agreement (previously filed as an exhibit to the Registrant's Registration Statement on Form 10-Q filed on August 14,
          2002).

     2.4 Letter Agreement dated August 9, 2002 among Price Communications Corporation, Price Communications Cellular Inc., Price Communications Cellular Holdings, Inc., Price Communications Wireless, Inc., Verizon Communications Inc., Verizon Wireless Inc., Cellco Partnership and Verizon Wireless of the East LP and Verizon Communications Inc., amending the Transaction Agreement and the Exchange Agreement (previously filed as an exhibit to the Registrant's Registration Statement on Form 10-Q filed on August 14, 2002).

     2.5 Letter Agreement dated August 15, 2002 among Price Communications Corporation, Price Communications Cellular Inc., Price Communications Cellular Holdings, Inc., Price Communications Wireless, Inc., Cellco Partnership and Verizon Wireless of the East LP, amending the Transaction Agreement.

     4.1 Amended and Restated Agreement of Limited Partnership dated as of August 15, 2002 among Verizon Wireless of Georgia LLC, Verizon Wireless Acquisition South LLC and Price Communications Wireless, Inc.

     4.2 Promissory Note dated August 15, 2002 made by Verizon Wireless of the East LP and payable to Verizon Investments Inc. in the principal amount of $350 million.

     10.1 Exchange Agreement dated December 18, 2001 among Price Communications Corporation, Price Communications Cellular Inc., Price Communications Cellular Holdings, Inc., Price Communications Wireless, Inc., Verizon Communications Inc., Verizon Wireless Inc., Cellco Partnership and Verizon Wireless of the East LP (previously filed as an exhibit to the Registrant's Registration Statement on Form S-4 filed on May 31, 2002 (No. 333-82408 and 333-82408-01) and incorporated by reference herein).

     10.2 Promissory Note dated August 15, 2002 made Cellco Partnership and payable to Verizon Wireless of the East LP in the principal amount of $500 million.

     99.1 Press Release, dated August 15, 2002, issued by Cellco Partnership d/b/a Verizon Wireless.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                  VERIZON WIRELESS OF THE EAST LP

                      By: Verizon Wireless of Georgia LLC, as general partner

                               By: Cellco Partnership, as sole member



Date: August 26, 2002                       /s/ S. MARK TULLER
      ---------------                     --------------------------------
                                                S. Mark Tuller
                                           Vice President- Legal &
                                             External Affairs and
                                               General Counsel

                                 EXHIBIT INDEX


---------------------------------------------------------------------------------------------------------------------
   EXHIBIT
   NUMBER                         DESCRIPTION
---------------------------------------------------------------------------------------------------------------------
     2.1       Transaction Agreement dated December 18, 2001 among      Previously filed as an exhibit to the
               Price Communications Corporation, Price                  Registrant's Registration Statement on Form
               Communications Cellular Inc., Price Communications       S-4 filed on May 31, 2002 (No. 333-82408
               Cellular Holdings, Inc., Price Communications            and 333-82408-01) and incorporated by
               Wireless, Inc., Cellco Partnership and Verizon           reference herein
               Wireless of the East LP
---------------------------------------------------------------------------------------------------------------------
     2.2       Amendment No. 1 to the Transaction Agreement dated       Previously filed (previously filed as an
               April 15, 2002 among Price Communications                exhibit to the Registrant's Registration
               Corporation, Price Communications Cellular Inc.,         Statement on Form S-4 filed on May 31, 2002
               Price Communications Cellular Holdings, Inc., Price      (No. 333-82408 and 333-82408-01) and
               Communications Wireless, Inc. Cellco Partnership and     incorporated by reference herein.
               Verizon Wireless of the East LP
---------------------------------------------------------------------------------------------------------------------
     2.3       Letter Agreement dated July 16, 2002 among Price         Previously filed as an exhibit to the
               Communications Corporation, Price Communications         Registrant's Registration Statement on Form
               Cellular Inc., Price Communications Cellular             10-Q filed on August 14, 2002 and
               Holdings, Inc., Price Communications Wireless, Inc.      incorporated by reference herein.
               Cellco Partnership and Verizon Wireless of the East
               LP, amending the Transaction Agreement.
---------------------------------------------------------------------------------------------------------------------
     2.4       Letter Agreement dated August 9, 2002 among Price        Previously filed as an exhibit to the
               Communications Corporation, Price Communications         Registrant's Registration Statement on Form
               Cellular Inc., Price Communications Cellular             10-Q filed on August 14, 2002 and
               Holdings, Inc., Price Communications Wireless, Inc.,     incorporated by reference herein.
               Verizon Communications Inc., Verizon Wireless Inc.,
               Cellco Partnership and Verizon Wireless of the East
               LP and Verizon Communications Inc., amending the
               Transaction Agreement and the Exchange Agreement.
---------------------------------------------------------------------------------------------------------------------
     2.5       Letter Agreement dated August 15, 2002 among Price
               Communications Corporation, Price Communications
               Cellular Inc., Price Communications Cellular Holdings,
               Inc., Price Communications Wireless, Inc., Cellco
               Partnership and Verizon Wireless of the East LP,
               amending the Transaction Agreement
---------------------------------------------------------------------------------------------------------------------
     4.1       Amended and Restated Agreement of Limited Partnership
               dated as of August 15, 2002 among Verizon Wireless of
               Georgia LLC, a subsidiary of Cellco Partnership to be
               identified and Price Communications Wireless, Inc.
---------------------------------------------------------------------------------------------------------------------
     4.2       Promissory Note dated August 15, 2002 made by
               Verizon Wireless of the East LP and payable to
               Verizon Investments Inc. in the principal amount of
               $350 million.
---------------------------------------------------------------------------------------------------------------------
     10.1      Exchange Agreement dated December 18, 2001 among         Previously filed as an exhibit to the
               Price Communications Corporation, Price                  Registrant's Registration Statement on Form
               Communications Cellular Inc., Price Communications       S-4 filed on May 31, 2002 (No. 333-82408
               Cellular Holdings, Inc., Price Communications            and 333-82408-01) and incorporated by
               Wireless, Inc., Verizon Communications Inc., Verizon     reference herein
               Wireless Inc., Cellco Partnership and Verizon
               Wireless of the East LP.
---------------------------------------------------------------------------------------------------------------------
     10.2      Promissory Note dated August 15, 2002 made by Cellco
               Partnership and payable to Verizon Wireless of the
               East LP in the principal amount of $500 million.
---------------------------------------------------------------------------------------------------------------------
     99.1      Press Release, dated August 15, 2002, issued by
               Cellco Partnership d/b/a Verizon Wireless.
---------------------------------------------------------------------------------------------------------------------